UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

July 14, 2017

(Date of Report)

June 29, 2017

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNMENT AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On July 6, 2017, a majority of the shareholders of AmericaTowne, Inc., a Delaware corporation (the “Company”) authorized the Board of Directors to amend the Company’s Articles of Incorporation to ratify the earlier amendment regarding the increase in the authorized number of common shares from 100,000,000 to 200,000,000 with a par value of $0.0001 per share, and to authorize a split of its shares of common stock on a one-to-four basis effective July 27, 2017, or at such time after the Company’s Schedule 14C filed with the Commission and the notice provisions associated therewith having passed. The Amendment was submitted to the State of Delaware on July 6, 2017 and filed on June 6, 2017, with the stamped, recorded copy back from the State of Delaware on July 12, 2017.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Plan of Merger between Company and ATI Modular Technology Corp.

On June 29, 2017, the Company and its subsidiary, ATI Modular Technology Corp., a Nevada corporation (“ATI Modular”), entered into an Agreement and Plan of Merger, which once closed, will result in a combination of their respective businesses into ATI Holdings, Inc., a Nevada corporation (“ATI Holdings”). ATI Modular has filed its amended articles with the State of Nevada changing its name to ATI Holdings, and is pending review and approval. In addition, the Company is in the process of filing its preliminary information statement on Schedule 14C.

In anticipation of closing the Plan of Merger, the Company amended its Certificate of Incorporation disclosing an increase in the number of authorized shares of common stock to 200,000,000 and a forward split of these shares on a one-to-four basis (as addressed above). ATI Modular has filed an amendment to its Articles of Incorporation with the State of Nevada changing the name of the company to ATI Holdings and effectuating a fifty-to-one reverse stock split. These corporate actions, and more specifically the closing of the Plan of Merger is subject to certain actions reviewed and approved by the Commission and the Financial Industry Regulatory Authority. The Plan of Merger was amended on July 14, 2017 to disclose the increase in authorized shares of common stock in AmericaTowne to 200,000,000. The Company has issued a press release disclosing the Plan of Merger.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger
2.2	First Amendment to Agreement and Plan of Merger
3(i).1	Certificate of Amendment to Certificate of Incorporation
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: July 14, 2017

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